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                                                          ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-36138 for Hartford Life Insurance Company Separate Account Seven on Form N-4.

                                                   /s/ Arthur Andersen LLP
Hartford, Connecticut
April 9, 2001